UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08294

ALLIANCEBERNSTEIN EXCHANGE RESERVES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2011

Date of reporting period: March 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Exchange Reserves

March 31, 2011

Semi-Annual Report

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Distribution of this report other than to shareholders must be preceded or accompanied by the Fund’s current prospectus, which contains further information about the Fund.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2010		Ending Account Value March 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,000.05	$1,023.64	$1.30	$1.31
Class B	$1,000	$1,000	$1,000.05	$1,023.64	$1.30	$1.31
Class C	$1,000	$1,000	$1,000.05	$1,023.64	$1.30	$1.31
Advisor Class	$1,000	$1,000	$1,000.05	$1,023.64	$1.30	$1.31
Class R	$1,000	$1,000	$1,000.05	$1,023.64	$1.30	$1.31
Class K	$1,000	$1,000	$1,000.05	$1,023.64	$1.30	$1.31
Class I	$1,000	$1,000	$1,000.70	$1,024.28	$0.65	$0.66
*	Expenses are equal to the classes’ annualized expense ratios of 0.26%, 0.26%, 0.26%, 0.26%, 0.26%, 0.26% and 0.13%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	1

Fund Expenses

PORTFOLIO OF INVESTMENTS

March 31, 2011 (unaudited)

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 100.8%
Certificates of Deposit – 38.9%
Bank of Montreal Chicago 7/26/11(a)	0.29%	$13,200	$13,200,000
Bank of Nova Scotia 10/18/11(a)	0.25%	4,240	4,238,829
9/06/11	0.31%	9,500	9,500,000
Barclays Bank PLC NY 7/05/11(a)	0.56%	14,000	14,000,000
Canadian Imp Bank of Comm NY 5/27/11(a)	0.31%	13,000	12,999,892
Credit Suisse NY 4/14/11	0.30%	13,000	13,000,186
Dnb NOR Bank ASA NY 6/15/11	0.28%	13,000	13,000,000
National Australia Bank NY 10/19/11(a)	0.32%	7,100	7,100,499
12/30/11(a)	0.56%	6,800	6,811,818
Nordea Bank Finland NY 5/03/11	0.45%	12,600	12,601,450
Rabobank Nederland NV NY 7/21/11	0.36%	13,000	13,000,000
Royal Bank of Canada NY 3/29/12(a)	0.30%	8,050	8,050,000
2/14/12(a)	0.31%	4,500	4,499,612
1/27/12(a)	0.35%	1,350	1,350,457
Societe Generale NY 4/01/11	0.18%	11,600	11,600,000
State Street Bank & Trust 5/12/11	0.25%	13,400	13,400,000
Toronto-Dominion Bank NY 10/28/11(a)	0.32%	4,900	4,900,000
1/12/12(a)	0.34%	9,100	9,100,000
Westpac Banking Corp. NY 1/13/12(a)	0.35%	13,000	13,000,000

			185,352,743

Commercial Paper – 25.2%
Abbott Laboratories 4/25/11	0.15%	13,700	13,698,630
Australia & New Zealand Banking Group Ltd 1/30/12(a)(b)	0.50%	9,000	9,013,919
10/21/11(a)(b)	0.60%	2,400	2,404,007
Banque Et Caisse Epargne 5/04/11	0.34%	13,700	13,695,730
Commonwealth Bank of Australia 11/04/11(a)(b)	0.61%	13,700	13,723,633

2	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

KFW 5/11/11(b)	0.25%	$13,700	$13,696,195
Norinchukin Bank NY 4/19/11	0.32%	13,000	13,000,000
Straight-A Funding LLC 4/04/11(b)	0.25%	14,128	14,127,706
Svenska Handelsbank, Inc. 5/09/11(b)	0.27%	13,000	12,996,295
Toyota Motor Credit Corp. 4/01/11	0.16%	13,800	13,800,000

			120,156,115

Municipal Obligations – 24.9%
California Infra & Eco Dev Bk (California Academy of Sciences) Series 2008 F 9/01/38(c)	0.17%	3,900	3,900,000
California Infra & Eco Dev Bk (J Paul Getty Trust) Series 2010A-2 10/01/47(c)	0.18%	12,400	12,400,000
California Statewide CDA (John Muir Health) Series 2008C 8/15/27(c)	0.20%	4,000	4,000,000
California Statewide CDA (Los Angeles Cnty Museum of Art) Series 2008 12/01/34(c)	0.17%	4,280	4,280,000
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 7/01/36(c)	0.23%	3,455	3,455,000
Series D 10/01/38(c)	0.23%	6,000	6,000,000
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001V-1 7/01/36(c)	0.15%	10,900	10,900,000
Series 2001V-2 7/01/36(c)	0.15%	1,800	1,800,000
Houston TX Hgr Ed Fin Corp. (Rice University) Series 2008 A 5/15/48(c)	0.19%	10,870	10,870,000
Series 2008B 5/15/48(c)	0.15%	3,000	3,000,000

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	3

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Jackson Cnty MS PCR (Chevron Corp.) Series 1993 6/01/23(c)	0.19%	$3,000	$3,000,000
Loudoun Cnty VA IDA (Howard Hughes Med Inst) 2/15/38(c)	0.20%	12,250	12,250,000
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 3/01/33(c)	0.19%	10,330	10,330,000
Massachusetts Dev Fin Agy (Smith College) 7/01/24(c)	0.19%	1,632	1,632,000
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 1999R 11/01/49(c)	0.15%	7,390	7,390,000
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009E 12/01/30(c)	0.19%	10,000	10,000,000
New York St HFA MFHR (600 West 42nd Street Proj) Series A 11/01/41(c)	0.25%	8,000	8,000,000
Ohio Air Quality Dev Auth (Dayton Power & Light Co.) 11/01/40(c)	0.24%	4,000	4,000,000
Rhode Island Industrial Facilities Corp (Exxon Mobil Corp.) 2/01/25(c)	0.18%	1,300	1,300,000

			118,507,000

U.S. Government & Government Sponsored Agency Obligations – 10.4%
Federal Farm Credit Bank 11/17/11(a)	0.19%	5,000	4,999,087
12/20/11(a)	0.21%	5,000	4,999,276
7/20/12(a)	0.21%	5,000	4,998,018
4/23/12(a)	0.26%	5,000	5,000,673
4/12/12(a)	0.29%	5,470	5,472,004
Federal Home Loan Bank 2/17/12(a)	0.19%	5,000	4,997,710
Federal Home Loan Mortgage Corp. 2/02/12(a)	0.18%	5,000	4,996,625
5/05/11(a)	0.19%	2,934	2,933,752
12/21/11(a)	0.20%	5,000	4,998,539
5/11/12(a)	0.24%	1,265	1,264,713

4	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association 9/19/11(a)	0.21%	$5,000	$4,999,065

			49,659,462

Repurchase Agreements – 1.3%
Mizuho Securities USA 0.12%, dated 3/31/11 due 4/01/11 in the amount of $6,100,020 (collateralized by $6,194,500 U.S. Treasury Note, 1.00%, due 7/31/11, value $6,222,021)		6,100	6,100,000

Corporates - Investment Grade – 0.1%
PepsiCo, Inc. 7/15/11(a)	0.33%	640	640,134

Total Investments – 100.8% (cost $480,415,454)			480,415,454
Other assets less liabilities – (0.8)%			(3,721,393)

Net Assets – 100.0%			$476,694,061

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2011.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the aggregate market value of these securities amounted to $65,961,755 or 13.8% of net assets.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

Glossary:

CDA – Community Development Authority

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

MFHR – Multi-Family Housing Revenue

PCR – Pollution Control Revenue Bond

See notes to financial statements.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	5

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2011 (unaudited)

Assets
Investments in securities, at value (cost $480,415,454)	$480,415,454
Cash	62,657
Receivable for shares of beneficial interest sold	537,410
Interest receivable	150,656
Receivable due from Adviser	126,304

Total assets	481,292,481

Liabilities
Payable for shares of beneficial interest redeemed	4,158,820
Transfer Agent fee payable	141,091
Distribution fee payable	96,815
Administrative fee payable	9,893
Accrued expenses	191,801

Total liabilities	4,598,420

Net Assets	$476,694,061

Composition of Net Assets
Shares of beneficial interest, at par	$476,685
Additional paid-in capital	476,219,919
Accumulated net realized loss on investment transactions	(2,543)

$476,694,061

Net Asset Value Per Share—unlimited shares authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$208,837,559	208,831,575	$1.00

B	$28,626,725	28,624,169	$1.00

C	$29,372,042	29,370,786	$1.00

Advisor	$163,126,669	163,127,519	$1.00

R	$6,011,301	6,011,273	$1.00

K	$38,211,696	38,211,546	$1.00

I	$2,508,069	2,508,032	$1.00

See notes to financial statements.

6	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2011 (unaudited)

Investment Income
Interest		$655,454
Expenses
Advisory fee (see Note B)	$603,803
Distribution fee—Class A	330,199
Distribution fee—Class B	160,701
Distribution fee—Class C	107,958
Distribution fee—Class R	15,753
Distribution fee—Class K	50,561
Transfer agency—Class A	208,530
Transfer agency—Class B	37,469
Transfer agency—Class C	29,451
Transfer agency—Advisor Class	144,687
Transfer agency—Class R	3,741
Transfer agency—Class K	40,449
Transfer agency—Class I	401
Custodian	71,654
Registration fees	60,742
Administrative	54,097
Printing	36,187
Trustees’ fees	25,812
Legal	22,010
Audit	18,253
Miscellaneous	11,777

Total expenses	2,034,235
Less: expenses waived and reimbursed by the Adviser (see Note B)	(733,011)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(661,947)
Less: expenses waived by the Transfer Agent (see Note B)	(8,250)

Net expenses		631,027

Net investment income		24,427

Realized and Unrealized Gain on Investment transactions
Net realized gain on investment transactions		1,645

Net Increase in Net Assets from Operations		$26,072

See notes to financial statements.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	7

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010
Increase in Net Assets from Operations
Net investment income	$24,427	$117,911
Net realized gain on investment transactions	1,645	– 0	–

Net increase in net assets from operations	26,072	117,911
Dividends to Shareholders from
Net investment income
Class A	(10,450)	(34,724)
Class B	(1,524)	(4,163)
Class C	(1,367)	(3,706)
Advisor Class	(7,257)	(58,862)
Class R	(299)	(668)
Class K	(1,918)	(9,422)
Class I	(1,612)	(6,366)
Transactions in Shares of Beneficial Interest
Net decrease	(10,801,266)	(75,556,756)

Total decrease	(10,799,621)	(75,556,756)
Net Assets
Beginning of period	487,493,682	563,050,438

End of Period	$476,694,061	$487,493,682

See notes to financial statements.

8	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Exchange Reserves (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund’s investment objective is to provide maximum current income to the extent consistent with safety of principal and liquidity. The Fund offers, as described in the prospectus, Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan.

Class A shares are sold for cash without an initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, a contingent deferred sales charge (“CDSC”) equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year may be charged. Class A shares may be exchanged for Class A shares of other AllianceBernstein Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Fund also are offered in exchange for Class A shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase, but on Class A shares of the Fund that were received in exchange for another AllianceBernstein Mutual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Fund are redeemed within one year of the AllianceBernstein Mutual Fund Class A shares originally purchased for cash.

Class B shares are sold for cash, to the extent described in the prospectus, without an initial sales charge. However, a CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds. Class B shares also are offered in exchange, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds without an initial sales charge. However, a

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	9

Notes to Financial Statements

CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of AllianceBernstein Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the AllianceBernstein Mutual Fund Class B shares originally purchased for cash at the time of their purchase.

Class C shares are sold for cash or in exchange for Class C shares of another AllianceBernstein Mutual Fund without an initial sales charge at the time of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase. Class C shares do not convert to any other class of shares of the Fund. Class C shares may be exchanged for Class C shares of other AllianceBernstein Mutual Funds.

Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC and are not subject to ongoing distribution expenses.

Class R, Class K, and Class I shares are sold for cash or in exchange of the same class of shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC. Class I shares are not subject to ongoing distribution expenses.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the

10	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2011:

Investments in Securities	Level 1			Level 2	Level 3			Total
Certificates of Deposit	$	– 0	–	$185,352,743	$	– 0	–	$185,352,743
Commercial Paper		– 0	–	120,156,115		– 0	–	120,156,115
Municipal Obligations		– 0	–	118,507,000		– 0	–	118,507,000
U.S. Government & Government Sponsored Agency Obligations		– 0	–	49,659,462		– 0	–	49,659,462
Repurchase Agreements		– 0	–	6,100,000		– 0	–	6,100,000
Corporates – Investment Grade		– 0	–	640,134		– 0	–	640,134

Total	$	– 0	–	$480,415,454	$	– 0	–	$480,415,454

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Dividends

The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed annually.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	11

Notes to Financial Statements

the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. It is the Fund’s policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Fund pays AllianceBernstein L.P. (the “Adviser”) an Advisory fee at the annual rate of .25% on the first $1.25 billion of average daily net assets; .24% on the next $.25 billion; .23% on the next $.25 billion; .22% on the next $.25 billion; .21% on the next $1 billion; and .20% in excess of $3 billion. For the six months ended March 31, 2011, the Adviser has voluntarily agreed to waive a portion of such fees in the amount of $603,803. To prevent the Fund’s expenses from exceeding its total income on a daily basis, the Adviser voluntarily reimbursed the Fund an additional amount of $75,111.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended March 31, 2011, the Adviser voluntarily agreed to waive the entire amount of such fees of $54,097.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $249,154 for the six months ended March 31, 2011.

12	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

For the six months ended March 31, 2011, the Transfer Agent has voluntarily agreed to waive a portion of transfer agency fees in the amount of $599, $7,616 and $35 for Class R, Class K and Class I shares, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has received $17,692, $24,523 and $10,656 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2011.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B shares, .75% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the six months ended March 31, 2011, the Distributor has voluntarily agreed to waive all of the distribution fees in the amount of $330,199, $160,701, $107,958 and $50,561 for Class A, B, C and K shares, respectively, limiting the effective annual rate to 0% for the Class A, Class B, Class C and Class K shares. The Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $12,528 for Class R shares, limiting the effective annual rate to .10% for Class R shares.

NOTE D

Investment Transactions, Income Taxes and Distributions to Shareholders

At March 31, 2011, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The tax character of distributions to be paid for the year ending September 30, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$117,911	$3,690,829

Total distributions paid	$117,911	$3,690,829

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	13

Notes to Financial Statements

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$12
Accumulated capital and other losses	(4,188	)(a)

Total accumulated earnings/(deficit)	$(4,176	)(b)

(a)

At September 30, 2010, the Fund had a capital loss carryforward of $4,188, of which $3,012 expires in the year 2013, $1,152 expires in the year 2014, and $24 expires in the year 2017. To the extent that any net capital loss carryforward is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders. During the fiscal year, the Fund had capital loss carryforwards of $21,851 expire.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

NOTE E

Transactions in Shares of Beneficial Interest

Transactions, all at $1.00 per share, were as follows:

	Shares
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010

Class A
Shares sold	83,746,484	106,108,917

Shares issued in reinvestment of dividends	10,443	34,717

Shares converted from Class B	1,110,918	5,973,711

Shares redeemed	(101,404,478)	(174,333,826)

Net decrease	(16,536,633)	(62,216,481)

Class B
Shares sold	3,168,559	7,901,929

Shares issued in reinvestment of dividends	1,522	4,161

Shares converted to Class A	(1,110,918)	(5,973,711)

Shares redeemed	(9,658,191)	(27,994,532)

Net decrease	(7,599,028)	(26,062,153)

Class C
Shares sold	15,691,666	13,724,944

Shares issued in reinvestment of dividends	1,366	3,705

Shares redeemed	(13,503,067)	(26,499,833)

Net increase (decrease)	2,189,965	(12,771,184)

Advisor Class
Shares sold	26,703,149	46,205,404

Shares issued in reinvestment of dividends	7,257	58,862

Shares redeemed	(12,856,672)	(18,751,128)

Net increase	13,853,734	27,513,138

14	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

	Shares
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010

Class R
Shares sold	9,182,223	15,951,384

Shares issued in reinvestment of dividends	299	668

Shares redeemed	(9,484,731)	(15,314,305)

Net increase (decrease)	(302,209)	637,747

Class K
Shares sold	38,950,797	78,107,046

Shares issued in reinvestment of dividends	1,918	9,421

Shares redeemed	(41,502,753)	(76,552,804)

Net increase (decrease)	(2,550,038)	1,563,663

Class I
Shares sold	868,945	1,857,481

Shares issued in reinvestment of dividends	1,612	6,365

Shares redeemed	(727,614)	(6,085,332)

Net increase (decrease)	142,943	(4,221,486)

NOTE F

Risks Involved in Investing in the Fund

Money Market Fund Risk—Money market funds are sometimes unable to maintain a net asset value (“NAV”) at $1.00 per share and, as it is generally referred to, “break the buck.” In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund’s shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck. In addition, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders. The Fund’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Interest Rate Risk and Credit Risk—The Fund’s primary risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund’s yield as the securities mature or are sold and the Fund purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Fund may have difficulties in maintaining a positive yield, paying expenses out of the Fund’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). Credit quality can change rapidly in certain market environments and the default of a single holding could have the potential to cause significant NAV deterioration.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	15

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

16	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended March 31, 2011 (unaudited)		Year Ended September 30,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income From Investment Operations
Net investment income	.00	(a)(b)	.0001	(a)	.0057	(a)	.0272		.0446		.0381
Net realized gain (loss) on investment transactions	.00	(b)	– 0	–	(.00	)(b)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.00		.0001		.0057		.0272		.0446		.0381

Less: Dividends
Dividends from net investment income	(.00	)(b)	(.0001)		(.0057)		(.0272)		(.0446)		(.0381)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.00%		.01%		.57%		2.76%		4.55%		3.87%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$209		$225		$288		$288		$257		$278
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.26	%(d)	.28	%(e)	.76%		.82%		.91	%(f)	.91	%(e)
Expenses, before waivers/reimbursements	.86	%(d)	.84	%(e)	.83%		.82%		.91	%(f)	.91	%(e)
Net investment income	.01	%(a)(d)	.01	%(a)(e)	.58	%(a)	2.69%		4.46%		3.82	%(e)

See footnote summary on page 24.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	17

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended March 31, 2011 (unaudited)		Year Ended September 30,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(a)	.00	(b)	.0001		.0027		.0228		.0401		.0336
Net realized gain (loss) on investment transactions	.00	(b)	– 0	–	(.00	)(b)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.00		.0001		.0027		.0228		.0401		.0336

Less: Dividends
Dividends from net investment income	(.00	)(b)	(.0001)		(.0027)		(.0228)		(.0401)		(.0336)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.00%		.01%		.27%		2.30%		4.08%		3.41%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$29		$36		$62		$62		$54		$79
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.26	%(d)	.29	%(e)	1.08%		1.27%		1.36	%(f)	1.40	%(e)
Expenses, before waivers/reimbursements	1.61	%(d)	1.59	%(e)(g)	1.59%		1.52%		1.61	%(f)	1.65	%(e)
Net investment income(a)	.01	%(d)	.01	%(e)	.28%		2.25%		4.01%		3.30	%(e)

See footnote summary on page 24.

18	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended March 31, 2011 (unaudited)		Year Ended September 30,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(a)	.00	(b)	.0001		.0043		.0252		.0426		.0361
Net realized gain (loss) on investment transactions	.00	(b)	– 0	–	(.00	)(b)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.00		.0001		.0043		.0252		.0426		.0361

Less: Dividends
Dividends from net investment income	(.00	)(b)	(.0001)		(.0043)		(.0252)		(.0426)		(.0361)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.00%		.01%		.43%		2.55%		4.34%		3.67%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$29		$27		$40		$48		$30		$30
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.26	%(d)	.29	%(e)	.93%		1.02%		1.10	%(f)	1.11	%(e)
Expenses, before waivers/reimbursements	1.33	%(d)	1.31	%(e)(g)	1.30%		1.27%		1.35	%(f)	1.36	%(e)
Net investment income(a)	.01	%(d)	.01	%(e)	.47%		2.39%		4.27%		3.63	%(e)

See footnote summary on page 24.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	19

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended March 31, 2011 (unaudited)		Year Ended September 30,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income	.00	(a)(b)	.0004	(a)	.0081	(a)	.0302		.0476		.0411
Net realized gain (loss) on investment transactions	.00	(b)	– 0	–	(.00	)(b)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.00		.0004		.0081		.0302		.0476		.0411

Less: Dividends
Dividends from net investment income	(.00	)(b)	(.0004)		(.0081)		(.0302)		(.0476)		(.0411)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.00%		.04%		.82%		3.06%		4.86%		4.19%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$163		$149		$122		$141		$133		$94
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.26	%(d)	.25	%(e)	.51%		.52%		.60	%(f)	.61	%(e)
Expenses, before waivers/reimbursements	.56	%(d)	.54	%(e)	.53%		.52%		.60	%(f)	.61	%(e)
Net investment income	.01	%(a)(d)	.04	%(a)(e)	.86	%(a)	3.01%		4.76%		4.13	%(e)

See footnote summary on page 24.

20	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended March 31, 2011 (unaudited)		Year Ended September 30,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income	.00	(a)(b)	.0001	(a)	.0045	(a)	.0246		.0423		.0372
Net realized gain (loss) on investment transactions	.00	(b)	– 0	–	(.00	)(b)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.00		.0001		.0045		.0246		.0423		.0372

Less: Dividends
Dividends from net investment income	(.00	)(b)	(.0001)		(.0045)		(.0246)		(.0423)		(.0372)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.00%		.01%		.45%		2.49%		4.31%		3.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,011		$6,313		$5,676		$9,579		$5,264		$38
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.26	%(d)	.28	%(e)	.92%		1.08%		1.20	%(f)	.98	%(e)
Expenses, before waivers/reimbursements	.99	%(d)	1.08	%(e)	1.06%		1.08%		1.20	%(f)	.98	%(e)
Net investment income	.01	%(a)(d)	.01	%(a)(e)	.58	%(a)	2.47%		4.18%		3.95	%(e)

See footnote summary on page 24.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	21

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended March 31, 2011 (unaudited)		Year Ended September 30,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income	.00	(a)(b)	.0002	(a)	.0059	(a)	.0280		.0452		.0417
Net realized gain (loss) on investment transactions	.00	(b)	– 0	–	(.00	)(b)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.00		.0002		.0059		.0280		.0452		.0417

Less: Dividends
Dividends from net investment income	(.00	)(b)	(.0002)		(.0059)		(.0280)		(.0452)		(.0417)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.00%		.02%		.59%		2.84%		4.61%		4.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,212		$40,762		$39,198		$25,594		$18,172		$757
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.26	%(d)	.27	%(e)	.73%		.75%		.86	%(f)	.68	%(e)
Expenses, before waivers/reimbursements	.82	%(d)	.83	%(e)	.81%		.75%		.86	%(f)	.68	%(e)
Net investment income	.01	%(a)(d)	.02	%(a)(e)	.53	%(a)	2.63%		4.50%		4.20	%(e)

See footnote summary on page 24.

22	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended March 31, 2011 (unaudited)		Year Ended September 30,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income	.0007	(a)	.0015	(a)	.0089	(a)	.0316		.0485		.0424
Net realized gain (loss) on investment transactions	.00	(b)	– 0	–	(.00	)(b)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.0007		.0015		.0089		.0316		.0485		.0424

Less: Dividends
Dividends from net investment income	(.0007)		(.0015)		(.0089)		(.0316)		(.0485)		(.0424)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.07%		.15%		.89%		3.20%		4.96%		4.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,508		$2,365		$6,586		$5,115		$5,157		$3,336
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.13	%(d)	.15	%(e)	.44%		.38%		.52	%(f)	.40	%(e)
Expenses, before waivers/reimbursements	.41	%(d)	.41	%(e)	.46%		.38%		.52	%(f)	.40	%(e)
Net investment income	.14	%(a)(d)	.15	%(a)(e)	.86	%(a)	3.16%		4.85%		4.69	%(e)

See footnote summary on page 24.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	23

Financial Highlights

(a)	Net of fees waived and expenses reimbursed.

(b)	Amount is less than $0.0001.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

Year Ended September 30, 2007
Class A	.89%
Class B	1.34%
Class C	1.08%
Advisor Class	.58%
Class R	1.18%
Class K	.84%
Class I	.50%

(g)	Ratios restated from 1.34% and 1.06% for Class B and Class C, respectively.

See notes to financial statements.

24	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Financial Highlights

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein Exchange Reserves (the “Fund”) was held on November 5, 2010.

At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors, the third item of business, the amendment of the Declaration of Trust, and the fifth item of business, changes to the fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of each proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	330,036,303	7,322,875
Michael J. Downey	330,063,428	7,295,749
William H. Foulk, Jr.	330,105,646	7,253,532
D. James Guzy	330,106,765	7,252,413
Nancy P. Jacklin	329,985,349	7,373,828
Robert M. Keith	330,165,683	7,193,494
Garry L. Moody	330,042,964	7,316,214
Marshall C. Turner, Jr.	329,980,871	7,378,307
Earl D. Weiner	330,051,933	7,307,245

	Voted For	Voted Against	Abstained	Broker Non-Votes
3. Approve the Amendment of the Fund’s Declaration of Trust.	254,962,202	5,668,585	4,796,619	71,931,772

5. Approve the Amendment of the Fund’s fundamental policy regarding commodities.	256,326,645	4,286,490	4,814,270	71,931,772

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	25

Results of Shareholders Meeting

TRUSTEES

William H. Foulk, Jr.(1), Chairman	D. James Guzy(1) Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)
Robert M. Keith, President and Chief Executive Officer John H. Dobkin(1) Michael J. Downey(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Raymond J. Papera, Senior Vice President Maria R. Cona, Vice President	Edward J. Dombrowski, Vice President John Giaquinta, Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Custodian and Accounting Agent	Transfer Agent
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

Legal Counsel	Principal Underwriter
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004	AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

26	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Exchange Reserves (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 2-4, 2010.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	27

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency and distribution services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and

28	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (although not for the Fund) on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2010 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Lipper Money Market Funds Average (the “Lipper Average”) and the Barclays Capital U.S. Treasury Bills Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2010 and (in the case of comparisons with the Lipper Average) the since inception period (March 1994 inception). The trustees noted that on a net return basis, the Fund was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5- and 10-year periods. On a gross return basis, the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods, and in the 4th quintile of the Performance Group and the Performance Universe for the 10-year period. The Fund matched the Lipper Average in the 1- and 3-year periods, almost matched the Lipper Average in the 5-year period but lagged the Lipper Average in the 10-year and the since inception periods. The Fund also outperformed the Index in the 10-year period but lagged the Index in the 1, 3- and 5-year and the since inception periods. Based on their review, the trustees concluded that the Fund’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	29

because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the trustees that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The trustees reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., fixed income taxable securities). The trustees also noted that a portfolio of another AllianceBernstein fund advised by the Adviser has an investment style similar to that of the Fund yet pays a significantly higher advisory fee than the Fund, while a portfolio of another AllianceBernstein fund advised by the Adviser that invests in different types of money market securities, pays no advisory fee but is offered only as a cash management vehicle for selected institutional clients that pay advisory fees at various rates.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the trustees showed that, at the Fund’s current size, its contractual effective advisory fee rate of 25 basis points, plus the 2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The trustees noted that the average account size of the Fund

30	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

is approximately 50% smaller than the Expense Group median, and that this adversely affects the Fund’s expense ratio as compared to that of many competitors since transfer agency fees are determined on an account by account basis. The trustees also noted that the Fund’s Class A 12b-1 fee is 14 basis points higher than that of the Expense Group median before waiver. The Adviser stated that it and the Fund’s principal underwriter were voluntarily waiving all advisory and all 12b-1 fees, respectively, in order to reduce total expenses sufficiently that the Fund will show a positive return, but noted that such waivers could be discontinued at any time. The trustees further noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The trustees concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	31

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Exchange Reserves (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and presented to the Board of Trustees on November 2-4, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

32	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.             2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown below are the Fund’s net assets as of September 30, 2010.

Fund	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/10 ($MIL)
Exchange Reserves	25 bp on 1st $1.25 billion	$487.8
	24 bp on next $0.25 billion
	23 bp on next $0.25 billion
	22 bp on next $0.25 billion
	21 bp on next $1.0 billion
	20 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the most recently completed fiscal year, the Adviser received $102,332 (0.016% of the Fund’s average daily net assets) for such services.

In response to low interest rates in the marketplace that have depressed money market yield, the Adviser or its affiliates are waiving advisory fees and reimbursing additional expenses on its proprietary money market products, including Exchange Reserves, in order for those products to achieve a target yield of 0.01%. Set forth below are the Fund’s total expense ratios, annualized for the most recent semi-annual period:

3	Jones v. Harris at 11.
4	The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “Low Risk Income.”

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	33

	03/31/10 Total Expense Ratio
Fund		Net	Gross	Fiscal Year
Exchange Reserves	Advisor Class	0.26%	0.55%	September 30
	Class A	0.26%	0.86%
	Class B	0.28%	0.35%
	Class C	0.27%	1.07%
	Class R	0.27%	1.14%
	Class K	0.24%	0.83%
	Class I	0.14%	0.40%

Since the beginning of the Exchange Reserves’ fiscal year, AllianceBernstein Investments, Inc. (the “Principal Underwriter” or “ABI”) has been reimbursing 0.25% of the distribution services fees payable on Class B and Class C shares, effectively reducing the distribution services payable on those Classes from 1.00% to 0.75% and from 0.75% to 0.50%, respectively. This reimbursement has been in place in prior years.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for

34	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Fund.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2010 net assets.6

The adviser manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund.7 Also shown is what would have been the effective advisory fee of the Fund had the advisory fee schedule of the AVPS portfolio been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2010 net assets:

Fund	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Fund Advisory Fee
Exchange Reserves	Money Market Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.250%

5	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.
6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.
7	It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	35

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following “all-in” fee for Short Maturity Dollar, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[8]
Exchange Reserves	Short Maturity Dollar Class A	1.05% on 1st $100 million 1.00% on next $100 million 0.95% on the balance

	Class I (Institutional)	0.50% on 1st $100 million 0.45% on next $100 million 0.40% on the balance

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers.9 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Fund.11

8	Each “all-in” fee shown is for the Class A shares of Short Maturity Dollar. This fee covers investment advisory services and distribution related services.
9	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.
10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.
11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

36	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank
Exchange Reserves	0.250	0.424	2/14

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.13

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.14

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Exchange Reserves	0.764	0.524	14/14	0.501	94/101
excluding 12b-1/non-12b-1 service fee	0.516	0.484	9/14	0.442	71/101

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.
13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.
14	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.
15	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	37

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased in the calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Adviser. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,264,695 and $400,471 in Rule 12b-1 and CDSC fees, respectively.16

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

16	For the Fund’s most recently completed fiscal year, ABI voluntarily waived a portion of the Rule 12b-1 distribution fees in the amount of $771,072.

38	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability was higher in 2009 in comparison to 2008. During the Fund’s most recently completed fiscal year, ABIS received $613,907 in fees from the Fund.17

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $1,664 under the offset agreement between the Fund and ABIS.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	39

advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Fund22 relative to the Fund’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended July 31, 2010.24

	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Net
1 year	0.03	0.02	0.02	6/14	45/136
3 year	1.38	1.47	1.50	10/14	99/133
5 year	2.41	2.58	2.63	13/14	107/125
10 year	1.99	2.28	2.34	13/13	109/113
Gross
1 year	0.79	0.58	0.52	2/14	11/136
3 year	2.19	2.08	2.07	3/14	37/133
5 year	3.28	3.25	3.25	5/14	45/125
10 year	2.94	2.96	2.97	8/13	74/113

Set forth below are the 1, 3, 5 and 10 year and since inception net performance returns of the Fund (in bold)25 versus its benchmark.26

22	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the net (not gross) performance returns of the Fund that are shown were provided by Lipper. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper.
23	The Fund’s PG is identical to the EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.
24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.
25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
26	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2010.

40	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

	Periods Ending July 31, 2010 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Exchange Reserves	0.03	1.37	2.40	1.99	2.88
Lipper Money Market Funds Average	0.03	1.37	2.44	2.15	3.29
Barclays Capital U.S. Treasury Bills Index	0.25	1.62	2.82	1.60	3.05
Inception Date: March 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	41

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

42	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN EXCHANGE RESERVES •	43

NOTES

44	• ALLIANCEBERNSTEIN EXCHANGE RESERVES

EXC-0152-0311

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Exchange Reserves

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 26, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 26, 2011